Heads of Agreement

Party A:

Shanghai Broadband Network Inc., a company incorporated in The People's
Republic of China, whose place of business is 10th Floor, 1399 Min Sheng Rd.,
Pudong, Shanghai, P. R. China 200125

Party B:

Q Group PLC, a company in incorporated in Israel, whose place of business is
5 Hagavish St. Kfar, Saba, Israel 40661

WHEREAS THAT:

1.1 Party A wishes to take upon itself, and Party B agrees to hand over to Party A the right to sell and localize the products as per Appendix A, and in the companies / organizations / areas, as per Appendix B.

1.2 Party A and Party B also wish to build up a Iona term business partnership towards a final Joint Venture which will aim at the e-learning marketplace in China.

WHEREAS IT IS AGREED BY PARTY A AND PARTY B THAT:

2.1 Party B will grant Party A the exclusive rights - as per Appendix B-for the period of two years, effective upon signing of the contract.

2.2 Party A will do its best efforts to present Party B's products to:

- Fudan University and its Network Collage

- Shanghai telecom online and its Education Center

- Social Development bureau of new Shanghai / Pudong

- Other potential partners outlined in Appendix B.

The two parties will work together in promoting Party B's products in two stages

3.0 Stage One:

Efforts for the promotion of Quartet will focus initially on the Network Collage of Fudan University (hereinafter NCFD) and The China Telecom Shanghai - The Education Center if Shanghai Online of Shanghai Information Industry Co. (ECSH)

3.1 Network Colla-e of Fudan University (NCFD) - University Campus

3.1.1 NCFD will have the Quartet under Fudan brand name and develop the following Trademark for it: 'Fudan General English' (FGE, to be confirmed)

3.1.2 The Quartet courses will be LAN (no home product - CD's).

3.1.3 LAN version in simplified Chinese to be ready end September (to be confirmed)

3.1.4 NCFD will produce and publish the books only for internal use in the form of 5 books two levels to be combined in one book.

3.1.5 NCFD will use FGE as its selective English learning courses within its 5500 students during the Autumn Semester (starting from September of 2002)

3.1.6 NCFD will issue a diploma to the students who finish FGE 9.

3.1.7 Based on the result of the Selective English Learning Courses introduced by NCFD to its students, NCFD will introduce FGE to its newly enrolled students in year 2003 as Required English Courses

3.1.8 Based on the result of the Selective English Learning courses introduced by NCFD to its students, Fudan will introduce FGE to a selective group of students in the general university in year 2003.

3.1.8 Possible volume: 500 to 1500 in 2002 academic year, and over 3000 in 2003

3.1.9 Price payable to Q for each FGE student (during stage 1) will be no less then USD20 and not more than USD30.

4.0 Joint Program with NCFD and ECSH - English Training to the Public

4.1 A Joint Program of Three parties: Party A and B, NCFD and ECSH

4.1.2 Party A and B will Jointly provide web based Quartet content

4.1.3 NCFD will provide:

- Diploma

- Teachers

4.1.4 ECSH will provide:

- IDC - multimedia server

- Multimedia classrooms

- Add on every POS of China Telecom Shanghai

- Banner publicity

- Other marketing and sales support

4.1.5 The student will get:

- Books and one introductory CD

- At least two hours classroom training weekly

- NCFD diploma - level one and level two

- Accreditation for Fudan University (to be confirmed)

4.1.6 Possible volume: 2,000 to 10,000 from 2002 to 2003

4.1.7 Revenue Sharing Model between Party A & Party B / NCFD / ECSH will be determined based on the mutual benefits

5 Requirements for Final Products

5.1 Requirements for NCFD

- LAN version - simplified Chinese

- Translation must fit the actual need of NCFD

- LMS in Chinese Lan-ua-e

- No any contents against Chinese couture, politics, ideology (jointly by party A and Fudan)

- Finalized version must get the final approval of NCFD

- Other reasonable requirement by NCFD (jointly agreed by Party A and Party B)

5.2 Requirements for ECSH

- Totally web version of simplified Chinese

- Translation must fit the actual need of NCFDIECSH

- LMS in Chinese Language

- No any contents against Chinese couture, politics, ideology (jointly by Party A/NCFD/ECSH).

- Finalized version must get the final approval of both NCFD/ECSH

- Billing system (prepaid card)

6 Work Order

6.1 LAN version including: localization, to be jointly finalized.

6.2 Web version: To be developed jointly including introductory CD.

Billing system to be headed by party A

7.0 Stage Two - For Joint Venture Entity

7.1 A JV as a new entity will be discussed between Party A and Party B. Purpose of the new joined entity will be:

- Become a leading provider of English content for primary & middle schools.

- Become a major player in the elearning solution market place.

- Joining forces (JV) for localization / marketing / sales / service of Q products in China.

- Bring other content into China (math, science)

- The said JV to be discussed promptly within the month of August.

7.2 Targets for Stage Two - Kids Line

7.2.1 Short Term - 6 months

- targeting to Primary & Middle Schools

- 6 months to 1 year: Use kids line, starting in Pudong & Shanghai

7.2.2. Mid Term - one year

- Continue development in Shanghai & qualifying Q as a standard in P & M schools

- Start to enlarge Q-Kids Line to other major cities

7.2.3 Long term - two years goal

- National Strategy: duplicate Shanghai model to nation wide in China

- Develop new contents to fit the actual needs of Chinese P & M school students

7.3 Targets for Stage Two - Quartet

- Renmin University - (including its Network College, and other colleges)

- Foreign Trade and Economics University

- Fudan University - (including its Network College, and other colleges)

- Shanghai Jiao Tong University - (including its Network College, and other colleges)

- East Chinese Normal University - (including its Network College, and other colleges)

- Shanghai International Studies University - (including its Network College, and other colleges)

- Chongqing University - (including its Network College, and other colleges)

- Sichuan University - (including its Network College, and other colleges)

- The Education Center of Shanghai Online of Shanghai Information Industry Co. - of shanghai telecom.

- The General Foreign Language Testing Office of Shanghai

- International Cooperation & exchanges, National Center for Education Technology, Ministry of Education PRC.

- Estimated Volume - 50,000 to 80,000

For Party A: Shanghai Broadband Inc.
Name: Yugio Zhang
Title: President
Signature: /s/ Yugio Zhang
Date: July 14, 2002

For Party B: Q Group PLC

Name: Alon Dulzin
Title: Sales Executive
Signature: /s/ Alon Dulzin
Date: 14 / 07 / 2002

Appendix A - Products.

The products of Party B what Party A will market and sell in China through the life of the contract will be:

1: Quartet - Level 0 to Level 9

2. Kids Line

For Party A: Shanghai Broadband Inc.
Name: Yugio Zhang
Title: President
Signature: /s/ Yugio Zhang
Date: July 14, 2002

For Party B: Q Group PLC

Name: Alon Dulzin
Title: Sales Executive
Signature: /s/ Alon Dulzin
Date: 14 / 7 / 2002

Appendix B - Exclusivity

1. Party B will grant Party A two years exclusive right (starting from the signing date of the Heads of Agreement between Party A and Party B) for marketing and selling Q Group Products - Quartet, Kids Line to the following selective organizations/companies and areas.

2. Selective Organizations/Companies

Renmin University - (including its Network College, and other colleges)

Foreign Trade and Economics University

Fudan University - (including its Network College, and other colleges)

Shanghai Jiao Tong University - (including its Network College, and other colleges)

East Chinese Normal University - (including its Network College, and other colleges)

Shanghai International Studies University - (including its Network College, and other colleges)

Chongqing University - (including its Network College, and other colleges)

Sichuan University - (including its Network College, and other colleges)

The Education Center of Shanghai Online of Shanghai Information Industry Co. - of shanghai telecom.

The General Foreign Language Testing Office of Shanghai

International Cooperation & exchanges, National Center for Education

Technology, Ministry of Education P.R.china.

2.1 After two years exclusive right, If any one of above listed organizations or companies still have contract with Party A and bring revenue to Party B, that specific organization/company will be still the exclusive client of Party A in respect to the specific Party B's product in the contract, i.e., Quartet Level 0 to Level 9.

3. Selective Areas

Shanghai City

Chongqing City

Tianjing City

Sichuan Province

Yunnan Province

Zhejiang Province

Jiangsu Province

Shangdong Province

3.1 After two years exclusive right, if any one of above listed areas still have full city scale contract with Party A and bring revenue to Party B, that respective area will be still the exclusive client of Party A in respect to the specific Party B's product in the contracts.

4. As long as the proposed Joint Venture Entity between Party A and Party B is established, the exclusive right defined in this Appendix B - Exclusivity will be assigned to that Joint Venture Entity.

5. Party B is obligated that Party B's any now contracts and new Chinese partner(s) (other than Party A) in China will not be directly or indirectly related any exclusive organizations/companies and areas defined in this Appendix B Exclusivity.

For Party A: Shanghai Broadband Inc.
Name: Yugio Zhang
Title: President
Signature: /s/ Yugio Zhang
Date: July 14, 2002

For Party B: Q Group PLC

Name: Alon Dulzin
Title: Sales Executive
Signature: /s/ Alon Dulzin
Date: 14 / 7 / 2002